Glenbrook Life and Annuity Company
              Glenbrook Life and Annuity Company Separate Account A
                 Glenbrook Life Variable Life Separate Account A

     Supplement, dated October 15, 2004, to Prospectuses and Statements of
             Additional Information, dated May 1, 2004 or thereafter


This Supplement is intended to be distributed with prospectuses and statements of additional information for certain variable annuity and variable life insurance contracts issued by Glenbrook Life and Annuity Company.

The prospectuses and statements of additional information are revised as follows:

o References, if any, to INVESCO VIF-Technology Fund - Series I are deleted and replaced with AIM V.I. Technology Fund - Series I.

o References, if any, to INVESCO VIF-Technology Fund - Series II are deleted and replaced with AIM V.I. Technology Fund - Series II.

o References, if any, to INVESCO VIF-Utilities Fund - Series I are deleted and replaced with AIM V.I. Utilities Fund - Series I.

o References, if any, to INVESCO VIF-Utilities Fund - Series II are deleted and replaced with AIM V.I. Utilities Fund - Series II.

o References, if any, to INVESCO VIF-Technology Variable Sub-Account are deleted and replaced with AIM V.I. Technology Variable Sub-Account.

o References, if any, to INVESCO VIF-Utilities Variable Sub-Account are deleted and replaced with AIM V.I. Utilities Variable Sub-Account.

o References to INVESCO Institutional (N.A.), Inc. as a sub-advisor to AIM Advisors, Inc. are deleted.

The investment objectives for the funds listed above have not changed.

Please retain this supplement together with your prospectus for future reference.